Exhibit 24.1


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John P. Graham and Kari Roberts as his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Credit Suisse First Boston Mortgage Securities Corp.), to sign any Registration Statement on Form S-3 and any or all amendments thereto (including post-effective amendments) of Credit Suisse First Boston Mortgage Securities Corp. under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


SIGNATURE                     TITLE                            DATE


/s/ Andrew A. Kimura          President and Director           November 30, 2004
------------------------      (Principal Executive Officer)
Andrew A. Kimura


/s/ Jeffrey A. Altabef        Vice President and Director      November 30, 2004
------------------------
Jeffrey A. Altabef


/s/ Evelyn Echevarria         Director                         November 30, 2004
------------------------
Evelyn Echevarria


/s/ Michael A. Marriott       Director                         November 30, 2004
---------------
Michael A. Marriott


/s/ Zev Kindler               Treasurer                        November 30, 2004
------------------------
Zev Kindler


/s/ Thomas Zingalli           Principal Accounting Officer     November 30, 2004
-------------------------     and Comptroller
Thomas Zingalli